STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

The BeeHive Fund

(BEEHX)

Investment Advisor:

Spears Abacus Advisors LLC
147 East 48th Street
New York, New York 10017

Account Information and Shareholder Services:

The BeeHive Fund
P.O. Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

BeeHiveFund.ta@apexfs.com

www.TheBeeHiveFund.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated May 1, 2020, as it may be amended from time to time (the “Prospectus”), offering shares of The BeeHive Fund (the “Fund”), a separate series of Forum Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Apex Fund Services (d/b/a Apex) (“Apex Fund Services”, “Apex” or “Administrator”), a wholly owned subsidiary of Apex US Holdings LLC, at the address, telephone number or e-mail address listed above. You may also obtain the Prospectus on the Fund’s website listed above. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended December 31, 2019 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund’s Annual Report may be obtained without charge and upon request, by contacting Apex at the address, telephone number or e-mail address listed above. You may also obtain copies of the Fund’s most recent Annual Report and Semi-Annual Report on the Fund’s website listed above.

TABLE OF CONTENTS

KEY DEFINED TERMS		1
INVESTMENT POLICIES AND RISKS		2
A.	Security Ratings Information	2
B.	Equity Securities	2
C.	Debt Securities	3
D.	Illiquid and Restricted Securities	6
E.	Foreign Securities	7
F.	Leverage Transactions	7
G.	Master-Feeder	9
H.	Securities of Investment Companies	9
I.	Cash or Cash Equivalents	10
J.	Money Market Instruments	10
K.	Cyber-Security Risk	10
L.	Market Turbulence	10
M.	Large Shareholder Transaction Risk	11
INVESTMENT LIMITATIONS		12
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS		14
A.	Board of Trustees	14
B.	Principal Officers of the Trust	17
C.	Ownership of Securities of the Advisor and Related Companies	17
D.	Information Concerning Trust Committees	18
E.	Compensation of Trustees and Officers	18
F.	Investment Advisor	18
G.	Distributor	20
H.	Other Fund Service Providers	21
PORTFOLIO TRANSACTIONS		24
A.	How Securities are Purchased and Sold	24
B.	Commissions Paid	24
C.	Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers	24
D.	Counterparty Risk	24
E.	Transactions through Affiliates	24
F.	Other Accounts of the Advisor	25
G.	Portfolio Turnover	25
H.	Securities of Regular Broker-Dealers	25
I.	Portfolio Holdings	25
PURCHASE AND REDEMPTION INFORMATION		27
A.	General Information	27
B.	Additional Purchase Information	27
C.	Additional Redemption Information	27
TAXATION		29
A.	Qualification for Treatment as a Regulated Investment Company	29
B.	Fund Distributions	30
C.	Foreign Account Tax Compliance Act (“FATCA”)	31
D.	Redemption of Shares	31
E.	Federal Excise Tax	32
F.	Certain Tax Rules Applicable to Fund Transactions	32
G.	Foreign Income Tax	33
H.	Capital Loss Carryovers (“CLCOs”)	33
I.	State and Local Taxes	34
OTHER MATTERS		35
A.	The Trust and Its Shareholders	35

TABLE OF CONTENTS

B.	Fund Ownership	35
C.	Limitations on Shareholders’ and Trustees’ Liability	36
D.	Proxy Voting Procedures	36
E.	Code of Ethics	36
F.	Registration Statement	36
G.	Financial Statements	36
APPENDIX A – MISCELLANEOUS TABLES		A-1
APPENDIX B – TRUST PROXY-VOTING PROCEDURES		B-1
APPENDIX C – ADVISOR PROXY-VOTING PROCEDURES		C-1

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

“1933 Act” means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

“Advisor” means Spears Abacus Advisors LLC, the Fund’s investment advisor.

“Board” means the Board of Trustees of the Trust.

“Independent Trustees” means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

“IRC” means the Internal Revenue Code of 1986, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means net asset value per share.

“RIC” means a domestic corporation qualified as a “regulated investment company” (as defined in Subchapter M of Chapter 1, Subtitle A, of the IRC).

“SEC” means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified open-ended series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. Investment grade means rated in the top four long-term rating categories or unrated and determined by the Advisor to be of comparable quality. Unrated securities may not be as actively traded as rated securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are “Baa” in the case of Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” in the cases of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”), and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the cases of S&P and Fitch.

Moody’s, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations (“NRSROs”), provide ratings of the credit quality of debt obligations, including convertible securities. The Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer’s common stock because convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depositary receipts in order to invest in a specific company whose underlying securities are not traded on a U.S. securities exchange.

ADRs and EDRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying ADRs may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C. Debt Securities

Although under normal market conditions the Fund primarily invests in equity securities, the Fund also reserves the right to invest in the following types of debt securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. In addition, the Fund may invest in corporate debt securities registered and sold in the U.S. by foreign issuers (sometimes called Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (sometimes called Eurobonds). To the extent it invests in corporate debt obligations, the Fund intends to restrict its purchases of these securities to issues denominated and payable in U.S. dollars. The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories or, if unrated, is judged by the Advisor to be of comparable quality.

The Fund also may invest in lower-rated or high-yield corporate debt obligations (commonly known as junk bonds). Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations. However, lower-rated or unrated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. To the extent that the Fund invests in financial institution obligations, it may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the U.S. that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. A certificate of deposit represents an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. A bankers’ acceptance is a negotiable obligation of a bank to pay a draft that has been drawn by a customer and is usually backed by goods in international trade. A certificate of deposit that is payable on the stated maturity date and bears a fixed rate of interest generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that would reduce the Fund’s performance.

U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-related securities and certificates of Ginnie Mae and securities of the Small Business Administration), by the right of the issuer to borrow from the U.S. Department of the Treasury or the discretionary authority of the U.S. Department of the Treasury to lend to the issuer or by the U.S. Department of the Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by Fannie Mae or Freddie Mac).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities that it issues.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or are secured by and payable from pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae), issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as Fannie Mae or Freddie Mac), or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., those not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority. Fannie Mae purchases residential mortgages from a list of approved sellers and servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal on the PCs that it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the U.S. Department of the Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Department of the Treasury stock purchases. The continuing commitment of the U.S. Department of the Treasury is critical to the solvency of Fannie Mae and Freddie Mac. No assurance can be given that the Federal Reserve or the U.S. Department of the Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue. Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure and corporate governance matters. Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Variable and Floating Rate Securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates called the underlying index. The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed-rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes called inverse floaters). Inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon maturity. The Fund intends to purchase these securities only when the Advisor believes that the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations, and accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular variable or floating rate instrument, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

General Risks of Debt Securities. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity and duration of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities can change in value when there is a change in interest rates. Given the historically low interest rate environment, including the federal funds rate, risks associated with rising interest rates are heightened. If the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise, thus impacting fixed-income securities. The fixed-income securities of an issuer will also be affected by changes in the ability of the issuer to make payments of interest and principal and changes in market perception of the issuer’s creditworthiness. As a result, an investment in the Fund is subject to risk, even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its fixed-income securities may become impaired.

Credit Risk of Debt Securities. The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may purchase unrated securities if the Advisor determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Non-Investment Grade Securities. The Fund may invest in securities rated below the fourth highest rating category or which are unrated. Such high-risk securities (commonly referred to as junk bonds) are not considered to be investment grade and are inherently speculative. Non-investment grade, high-risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

D. Illiquid and Restricted Securities

Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. Illiquid securities include unregistered and “restricted securities,” and repurchase agreements maturing in greater than seven days.

“Restricted securities” generally are securities that may be resold to the public pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is one exemption from registration. It permits, under certain circumstances, the resale of restricted securities in offshore transactions. Rule 144A under the 1933 Act is another exemption. It permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for Rule 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such a case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced at fair value pursuant to a methodology approved by the Board.

Determination of Liquidity. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program ("LRMP") that is reasonably designed to assess and manage liquidity risk. Rule 22e- 4 defines "liquidity risk" as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund's LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a "highly liquid investment," "moderately liquid investment," "less liquid investment" or "illiquid investment." The liquidity risk classifications of the Fund's investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an "illiquid investment" or a "less liquid investment," the Fund can expect to be exposed to greater illiquidity risk

E. Foreign Securities

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution or reinvestment by the Fund. Commission rates payable on foreign transactions are generally higher than in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S., and therefore less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

F. Leverage Transactions

The Fund may use leverage to increase potential returns. Leverage transactions include borrowings for other than temporary or emergency purposes. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique, such as borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed-delivery or forward-commitment basis, is used to make additional Fund investments. The Fund uses these investment techniques only when the Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s shares, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leverage and the yield to change, so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced. If the interest expense incurred as a result of leveraging were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate some of its investments at an inappropriate time.

Securities Lending and Related Transactions. The Fund may lend portfolio securities for income in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan, and the interest on the collateral securities, less any fees (such as finders or administrative fees) that the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements to generate income. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized, and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest, or, in the case of repurchase agreements equal to the repurchase price of the securities, plus accrued interest. The Fund had no securities lending activity during its most recent fiscal year.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33⅓% of its total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed-delivery or forward-delivery basis are not subject to this limitation, provided that certain asset segregation requirements are satisfied. The Fund currently does not intend to engage in such transactions with respect to more than 5% of its total assets. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the U.S.

Purchases on Margins. The Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of transactions.

Senior Securities. Senior securities are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.

Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Thus, the Fund will cover or set aside either on its books and records, or in a segregated account with the Fund’s custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount.

Short Sales. In a short sale, the Fund would borrow a security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker would charge the Fund interest during the period over which the security was on loan to the Fund. The Fund could close out the short sale by purchasing the security in the open market at the market price. If the proceeds received by the Fund from the short sale (less interest charges) were to exceed the amount paid for the security in the open market, the Fund would experience a gain on the transaction. If the proceeds received from the short sale (less interest charges) were less than the amount paid for the security in the open market, the Fund would incur a loss on the transaction. The Fund does not currently intend to engage in short sales. The Fund may only enter into short sales if it owns or has the right to acquire securities equivalent in kind and amount to those sold short; provided that options transactions that effectuate short positions shall not be deemed to constitute short sales.

CFTC Regulation. Historically, an advisor of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are in the money at the time of purchase) do not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time that the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Fund does not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore, the Advisor does not need to, and does not, rely on the exclusion in CFTC Regulation 4.5 to avoid regulation as a CPO.

G. Master-Feeder

The Fund may seek to achieve its investment objective by converting to a master-feeder structure. A fund operating under a master-feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a master-feeder structure if it would materially increase costs to Fund shareholders. The Board will not convert the Fund to a master-feeder structure without notice to the shareholders.

H. Securities of Investment Companies

The Fund may invest in closed-end and open-end investment companies, including exchange-traded funds (“ETFs”) and money market funds.

Under Section 12(d)(1)(A) of the 1940 Act, however, the Fund’s investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund’s total assets in any one company, and 10% of the Fund’s total assets in investment companies generally. The Fund’s investments in money market funds, which are discussed below in “Temporary Defensive Position and Cash Investments,” and shares of ETFs that have received exemptive relief from the SEC to permit registered funds to invest in excess of these limitations, are not subject to the percentage limitations set forth above. In addition, under Section 12(d)(1)(F) of the 1940 Act, the Fund may invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies, provided that it limits any sales load to 1.5% and is willing to comply with certain redemption and voting restrictions.

Most ETFs are investment companies, trusts or partnerships whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market or for the purposes of hedging its investments.

The Fund may invest also in Exchange Traded Products (“ETPs”) other than ETFs, including Exchange Traded Notes (“ETNs”). ETNs are similar to ETFs in that they may provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. ETN shares are subject to the same risks described for “Corporate Debt Obligations” above. Other ETPs, like ETFs, invest in a pool of assets and are traded on an exchange. ETPs that are neither ETFs nor ETNs are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with investments in such ETPs, which, if applicable, are detailed below in “Taxation – Certain Tax Rules Applicable to the Fund’s Transactions – Investments in LLCs, LPs and Grantor Trusts.”

The Fund, as a shareholder of another investment company (including an ETF) or ETP, will bear its pro-rata portion of such vehicle’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company or ETP which generally reflect the risks of its strategy underlying holdings. If the investment company or ETP fails to achieve its investment objective, the Fund may be adversely affected.

ETPs (including ETFs) are listed on national stock exchanges and are traded like stocks listed on an exchange. As a result, investments in ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund, and ETP shares potentially may trade at a discount or a premium to the ETP’s NAV. In addition, ETPs are subject to the risk that trading of an ETP’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. A lack of liquidity in ETP shares could result in its market price being more volatile than the underlying portfolio of securities. Finally, because the value of ETP shares depends on the demand in the market, the Fund may not be able to liquidate them at the most optimal time, adversely affecting the Fund’s performance.

I. Cash or Cash Equivalents

The Fund may invest a significant portion of its total assets in cash or cash equivalents from time to time when assuming a temporary defensive position and for strategic and other reasons.

J. Money Market Instruments

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent that a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it will be treated by the Fund as an illiquid security.

K. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and cause reputational damage. The Fund may also incur additional costs for cyber-security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, cyber-attacks, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

L. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate, and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers’ having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

The financial markets in which the Fund invests are subject to price volatility that could cause losses in the Fund. Market volatility may result from varied predictable and unpredictable factors. The recent outbreak of the novel coronavirus, first detected in December 2019, has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. Certain regions or countries may perform better or worse due to, among other factors, the nature or level of their public health responses. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other preexisting political, social and economic risks in certain countries.

The impact of the outbreak may be short term or may last for an extended period of time. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect the Fund’s performance, resulting in losses to your investment.

M. Large Shareholder Transaction Risk

The Fund may experience adverse effects when a large shareholder redeems or purchases large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so, disrupt the Fund’s operations, or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. “A majority of the outstanding voting securities of the Fund,” as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund’s investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the fundamental policy relating to borrowing money, set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund’s total assets, except to the extent permitted by the 1940 Act.

2. Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

3. Underwriting Activities

Underwrite securities of other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other persons. For purposes of this limitation, entering into repurchase agreements, lending securities and investing in debt securities are not deemed to be the making of loans.

5. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6. Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act.

7. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

8. Concentration

Purchase securities if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activity in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit registered investment companies from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to issuing senior securities set forth in (6) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above.

With respect to the fundamental policy relating to investing in real estate set forth in (7) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate. Investments in securities of issuers that are exposed to or invested in the real estate business will not be deemed to be a purchase or sale of real estate.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board oversees the management and operations of the Trust and the Fund, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including the Advisor, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate. The Trustees serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal.

The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series. As a result, the term “Fund Complex” applies only to the Fund.

Board Structure and Related Matters. Independent Trustees constitute at least a majority of the Board members. As of January 1, 2018, four of the Trust’s Trustees retired and were replaced by four new Trustees, who were previously elected by shareholders. An existing Independent Trustee serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. At least once per quarter, during a regularly scheduled in-person meeting of the Board, the Independent Trustees meet without the presence of interested Trustees.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal. The address for all Trustees is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer, a former Trustee of the Trust, has been appointed as a Trustee Emeritus by the Board. As Trustee Emeritus, Mr. Keffer will not have a vote with respect to Trust matters; however, Mr. Keffer may attend Board meetings.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Trustee; Chairman of the Board	Since 2011 and Chairman since 2018	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee	Since 2018	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy) since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011- 2017.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2018	Principal, Portland Global Advisors (a registered investment adviser), 1996- 2010.	1	Trustee, Forum Funds II and U.S. Global Investors Funds
Interested Trustees(1)
Jessica Chase Born: 1970	Trustee	Since 2018	Director, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	1	Trustee, Forum Funds II and U.S. Global Investors Funds

(1)	Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance. He currently serves as chief financial officer for a non-governmental organization and has served as chief financial officer for an integrated media company and several not-for-profit organizations. Mr. Moyer has also served as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has extensive experience in the financial services and investment management industry, including institutional sales experience in global fixed-income and related quantitative research. Ms. Brown-Strabley also has experience in business start-up and operations and as a former principal of a registered investment adviser, for which she continues to provide consulting advice from time to time.

Jessica Chase: Ms. Chase has extensive experience in the fund services industry, including senior management roles overseeing the mutual fund and hedge fund accounting operations for a large bank provider and business development for a fund service provider specializing in third-party mutual fund administration. Ms. Chase serves as principal executive officer for certain investment companies.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Advisor, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Advisor and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Advisor oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Advisor and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board receives regular reports from a Valuation Committee, composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator’s regulatory administration group and a representative of the Advisor. The Valuation Committee operates pursuant to the Trust’s Valuation and Error Correction Policy (the “Valuation Policy”), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund’s shares and the valuation of the Fund’s portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy; and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Advisor with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Advisor on at least an annual basis in connection with the Board’s consideration of the renewal of the investment advisory agreement between the Advisor and the Trust on behalf of the Fund (the “Advisory Agreement”). Also, if applicable, the Board receives reports from the Advisor and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Advisor also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each Trustee’s ownership of the Fund and the Fund Complex.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2019	Aggregate Dollar Range of Ownership as of December 31, 2019 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None

Interested Trustee
Jessica Chase	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their years of birth and their principal occupations during the past five calendar years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Apex Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Director, Apex Fund Services since 2019. Senior Vice President, Atlantic Fund Services 2008-2019.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014-2019.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Apex Fund Services since 2019; Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019; Chief Compliance Officer, 2008-2016.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Apex Fund Services since 2019; Fund Compliance Officer, Atlantic Fund Services 2013-2019.

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2019, no Independent Trustee (or any of his or her immediate family members) owned beneficially or of record, securities of any Trust investment advisor, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which typically meets quarterly, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended December 31, 2019, the Audit Committee met four times.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended December 31, 2019, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC”), which meets when necessary, consists of Messrs. Tucker and Moyer and Ms. Brown-Strabley, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended December 31, 2019, the QLCC did not meet.

E. Compensation of Trustees and Officers

Effective January 1, 2018, each Trustee is paid an annual fee of $31,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $41,000. The Chairman of the Audit Committee is paid an additional fee of $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended December 31, 2019.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
Independent Trustees
David Tucker	$2,431	N/A	$2,431
Mark D. Moyer	$1,956	N/A	$1,956
Jennifer Brown-Strabley	$1,838	N/A	$1,838
Interested Trustee
Jessica Chase	$0	N/A	$0

F. Investment Advisor

Services of Advisor. The Advisor serves as investment advisor to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Advisor may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Advisor. Spears Abacus Advisors LLC is a Delaware limited liability company that is employee owned.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of December 31, 2019:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Breece	None	None	343 accounts $1.054 billion	None	None	None
Paul F. Pfeiffer	None	None	343 accounts $1.054 billion	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●	The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Advisor may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

●	With respect to securities transactions for the Fund, the Advisor determines which broker-dealers to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker-dealer. In these cases, the Advisor may place separate, non-simultaneous transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

●	Finally, the appearance of a conflict of interest may arise if the Advisor has an incentive which relates to the management of one account, such as a different management fee, but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Advisor has adopted certain compliance procedures that are designed to address these types of conflicts. The Advisor has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Advisor’s trading and brokerage procedures contained in its compliance manual address trade aggregation and allocation. Additionally, given the nature of the Advisor’s investment process and its Fund and/or other accounts, the Advisor’s investment management team services are typically applied collectively to the management of the Fund and/or other accounts following the same investment strategy. There is no guarantee that these procedures will detect every situation in which a conflict of interest between accounts may arise.

Information Concerning Compensation of Portfolio Managers. The portfolio managers receive a fixed salary and a discretionary bonus. Discretionary bonuses are based on the profitability of the Advisor and not directly on the performance of the Fund, or any other account. All compensation is paid by the Advisor. In addition , the portfolio managers own equity interests in the Advisor.

Portfolio Manager Ownership in the Fund. The Advisor has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2019
James E. Breece	$100,001 – $500,000
Paul F. Pfeiffer	$100,001 – $500,000

Fees. The Advisor receives an advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Advisor has contractually agreed to waive its fee and/ or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through at least April 30, 2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund after giving effect to the recouped amount to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix A shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Advisor, if any, and the actual advisory fees retained by the Advisor. The data provided is for the last three fiscal years.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or any loss except for losses resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not the investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Advisor pays the Distributor a fee from the Advisor’s own resources for certain distribution-related services. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Advisor pays the Distributor a fee for certain distribution-related services.

Distribution Plan. The Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan, has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board, including the Advisor (collectively, “payees”), a fee equal to 0.25% of the average daily net assets of the Fund’s shares for distribution services and/or the servicing of shareholder accounts.

The Fund has waived payments under its Rule 12b-1 plan until further notice. The Fund may remove the waiver and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

The Rule 12b-1 plan provides that the payees may incur expenses for distribution and service activities including, but not limited to (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including, without limitation, providing assistance in connection with responding to shareholder inquiries regarding the Fund’s investment objective, policies and other operational features and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares or who provides shareholder servicing, such as responding to shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, the Advisor or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Rule 12b-1 plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Fund to compensate payees for services and not to reimburse them for expenses incurred. The Fund does not participate in any joint distribution activities with another series of the Trust or other investment company.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs that the Fund bears for distribution or shareholder servicing pursuant to the Rule 12b-1 plan without approval by affected shareholders and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The current 12b-1 plan may be terminated with respect to the Fund at any time by the Board, by a majority of the Independent Trustees or by the shareholders of the Fund.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Apex and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund.Apex is a wholly owned subsidiary of Apex US Holdings LLC.

Pursuant to a Services Agreement (the “Services Agreement”) with Apex Fund Services (d/b/a Apex Fund Services ), the Fund pays Apex a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Apex certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by Apex Fund Services on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Apex is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Apex Fund Services would be liable. Also, Apex Fund Services is not liable for the errors and omissions of others, including the entities that supply security prices to Apex Fund Services and the Fund. Losses incurred by the Fund as a result of acts or omissions by Apex Fund Services or any other service provider for which Apex Fund Services or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Apex administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Advisor in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101 (the “Transfer Agent”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Apex provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix A shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Apex, if any, and the actual fees retained by Apex under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. MUFG Union Bank, N.A. (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services.

BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if (1) the security is traded on an exchange, through brokers that charge commissions and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflect the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix A shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Advisor or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Advisor or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Advisor or the Distributor. The data provided is for the last three fiscal years.

C. Advisor Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Advisor places orders for the purchase and sale of securities with or through broker-dealers selected in its discretion. The Fund does not have any obligation to deal with a specific broker-dealer in the execution of portfolio transactions. The Advisor determines the allocations of transactions to broker-dealers and the frequency of transactions in its best judgment and in a manner deemed to be in the best interest of the Fund, rather than by any formula.

The Advisor seeks best execution for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. In determining the amount of commissions (including dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the facilities of the executing broker-dealer (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction due to factors such as size or difficulty. The Advisor is authorized to pay a broker-dealer a higher brokerage commission than another broker-dealer might have charged for the same transaction in recognition of the brokerage services provided by the broker-dealer.

Table 4 in Appendix A lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Advisor may effect brokerage transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security through the same executing broker-dealer, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Purchase or sale orders for access persons of the Advisor and their affiliated persons may also be aggregated with client orders.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 5 in Appendix A lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year ended December 31, 2019.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Monthly portfolio disclosures will be filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items). You may request a copy of the Fund’s latest annual or semi-annual report to shareholders or a copy of the Fund’s latest Form N-PORT, when it is available, which contains the Fund’s portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-PORT by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform so long as the disclosure is subject to duties of confidentiality imposed by law and/ or contract as determined by the Fund’s officers and, if applicable, the Board. The Fund’s portfolio holdings are available in real-time on a daily basis to the Advisor, the Administrator and the Custodian. In addition, the Distributor, the independent auditors, proxy voting services, mailing services, and financial printers and ratings or ranking organizations may have access, but not on a daily real-time basis, to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. Any Recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that: (1) the holdings information will be kept confidential; (2) no employee shall use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

The Advisor may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Advisor and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund’s holdings, specifies the amount of the Fund’s assets invested in a security or specifies the extent of any such similarities among accounts managed by the Advisor.

No compensation is received by the Fund, or, to the Fund’s knowledge, paid to the Advisor or any other party in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust and the Advisor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Advisor, Administrator and Distributor must inform a Trust officer if it identifies any conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information. Such conflicts will be reported to the Board for appropriate action at its next regularly scheduled meeting.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the “NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust’s Valuation Policy will be applied; (v) the transaction must comply with the Trust’s Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Advisor to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Advisor and the Fund in the proposed in-kind purchase.

IRAs. All contributions into an individual retirement account (an “IRA”) through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund’s shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. The Trust has filed an election with the SEC, however, pursuant to which the Fund may effect a redemption in portfolio securities at the shareholder’s request or if the shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. To the extent the Fund satisfies a redemption request by distributing portfolio securities, it will do so pursuant to procedures adopted by the Board. If the Fund pays redemption proceeds in-kind, the redeeming shareholder may incur transaction costs to dispose of the securities, and may receive less for them than the price at which they were valued for purposes of redemption. In addition, if the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs)

and the possibility of a lack of a liquid market for those securities. In-kind redemptions may take the form of a pro rata portion of the Fund's portfolio, individual securities, or a representative basket of securities.

NAV Determination. The offering price for Fund shares is at their current NAV. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the last reported sales price or the official closing price from the primary exchange where the security is listed, as provided by an independent pricing service or, if no sales price is reported, the mean of the last bid and ask prices. If market quotations are not readily available or the Fund reasonably believes that they are unreliable, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the “General Information” section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the IRC, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions publicly available through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is December 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

●	The Fund must distribute at least the sum of 90% of its investment company taxable income plus 90% of its net interest income excludable from gross income under IRC Section 103(a) for the taxable year (“Distribution Requirement”). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

●	The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options) derived from its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (income described in (1) and (2), collectively “Qualifying Income”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from sources described in clause (1).

●	The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than Government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for non-corporate shareholder with taxable income not exceeding certain thresholds (which will be adjusted for inflation annually) and 20% for non-corporate shareholders with taxable income exceeding such thresholds, and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income over one-ninth of its gross income that is Qualifying Income.

If the Fund satisfies both Diversification Requirements at the close of its first quarter of its first taxable year, but fails to satisfy either Diversification Requirement at the close of any subsequent taxable year quarter by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either or both Diversification Requirement(s) (other than a de minimis failure, as described in the IRC) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a federal tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of federal income tax applicable to corporations (currently 21%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the distributions may be treated as “qualified dividend income” and thus eligible to be taxed to individual shareholders at the lower maximum federal income tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized net capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as “qualified dividend income.”

A distribution by the Fund that does not constitute an ordinary income dividend or capital or foreign currency gain distribution will be treated as a non-taxable “return of capital.” A return of capital distribution will reduce a shareholder’s tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder’s basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is “effectively connected” will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as “interest-related dividends” or as “short-term capital gain dividends” paid by the Fund with respect to its “qualified net interest income” or “qualified short-term gain,” respectively (all such terms as defined in the IRC). Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the reinvested shares, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of invested capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act (“FATCA”)

Under FATCA, foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the IRC. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investment in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a “wash” sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or allowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of an option, short sale, or similar transaction is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and capital gain net income for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year and includes them in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid that liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, “PFIC Income”), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is derived from “passive income” (including interest and dividends); or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, “passive income.” The Fund’s distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders’ “qualified dividend income” described in the Prospectus.

The Fund may elect to “mark to market” its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in gross income by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, gross income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as any loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in gross income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its gross income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, (1) the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and (2) a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

G. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, “foreign source income”) may be subject to foreign or possession income or other taxes withheld at the source (collectively, “foreign taxes”). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes imposed by, or exemption from taxes on foreign source income derived from, the particular country. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries will vary.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes it paid, as it has in the past. However, there can be no assurance that the Fund will be able to do so for the current or future taxable years. Pursuant to this election, each shareholder of the Fund (1) would be required to (a) include in gross income (in addition to dividends actually received) his or her pro rata share of foreign taxes paid by the Fund, (b) treat that share as having been paid by the shareholder, and (c) treat that share of those taxes and any dividend the Fund paid that represents foreign source income as the shareholder’s own income therefrom and (2) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or deduct that share in computing taxable income.

A shareholder may be subject to rules that limit or reduce the ability to claim a credit for, or to fully deduct, his or her pro rata share of foreign taxes. Individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct his or her pro rata share of foreign taxes the Fund paid if the shareholder has not held the Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining his or her federal income tax liability unless the Fund dividends paid to him or her are “effectively connected” with the shareholder’s conduct of a U.S. trade or business.

H. Capital Loss Carryovers (“CLCOs”)

The Fund may have capital loss carryovers (“CLCOs”) for a taxable year. CLCOs may be used to offset any current taxable year net realized capital gain (whether short-term or long-term) and will not expire. All CLCOs are listed in the Fund’s financial statements. Any such losses may not be carried back.

I. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument (the “Trust Instrument”) permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April 7, 2020, the Trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April 7, 2020, certain shareholders listed in Table 6 in Appendix A owned of record or beneficially 5% or more of the shares of the Fund.

As of April 7, 2020, no shareholder owned of record or beneficially 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the relevant fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Any action brought by a shareholder related to the Fund must be brought in the Delaware Court of Chancery; Shareholders are not intended to be third-party beneficiaries of Fund contracts; and the Trust Instrument establishes certain procedures and limitations regarding shareholder lawsuits brought on behalf of the Trust.

D. Proxy Voting Procedures

The Trust’s and the Advisor’s proxy voting procedures are included in Appendices B and C, respectively. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (866) 684-4915 (toll free); and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Advisor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

G. Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended December 31, 2019 are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Advisor, if any, and the actual fees retained by the Advisor. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived and/ or Expenses Reimbursed	Advisory Fees Received
December 31, 2019	$936,549	$5,777	$930,772
December 31, 2018	$919,482	$1,853	$917,629
December 31, 2017	$960,010	$0	$966,247(1)

(1)	$6,237 of advisory fees have been recouped.

Table 2 – Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex Fund Services, if any, and the actual fees retained by Apex Fund Services. The data is for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Received
December 31, 2019	$174,906	$0	$174,906
December 31, 2018	$172,309	$0	$172,309
December 31, 2017	$178,606	$0	$178,606

Table 3 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Advisor or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Advisor or Distributor	% of Transactions Executed by Affiliate of Fund, Advisor or Distributor
December 31, 2019	$20,266	$0	0%	0%
December 31, 2018	$35,011	$0	0%	0%
December 31, 2017	$31,023	$0	0%	0%

Table 4 – Directed Brokerage

The following table lists the Fund’s directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended December 31, 2019.

Amount Directed	Amount of Commissions Generated
$28,395,302	$20,266

Table 5 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the most recent fiscal year ended December 31, 2019.

Regular Broker or Dealer	Value of Securities Held
None	N/A

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Table 6 – 5% Shareholders

The following table lists, as of April 7, 2020, (1) the persons who owned 25% or more of the outstanding shares of the applicable class, and (2) the persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund. The Fund believes that these shares were owned of record by such shareholders for their fiduciary, agency or custody accounts.

Name and Address	% of Fund
WILLIAM G SPEARS NEW YORK, NY 10017	9.75%

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APPENDIX B – TRUST PROXY-VOTING PROCEDURES

Forum Funds
Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments. This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9) Whether the Trust cast its vote for or against management.

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The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund’s shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX C – ADVISOR PROXY-VOTING PROCEDURES

Spears Abacus Advisors LLC

We have adopted proxy-voting policies and procedures that set forth how and under what circumstances we vote proxies for clients. We vote proxies in accordance with any client instructions. Otherwise, we vote in accordance with the following policies and procedures.

These proxy-voting policies and procedures are designed to ensure that we comply with the Investment Advisers Act of 1940 (the “Advisers Act”) and rule 206(4)-6 under the Advisers Act. Under the Advisers Act, we owe our clients duties of care and loyalty with respect to all services undertaken on their behalf, including proxy voting. To satisfy our duty of care, we monitor corporate events and, except in unusual circumstances, vote proxies. To satisfy our duty of loyalty, we seek to ensure that no conflict of interest interferes with our ability to vote proxies in the best interest of a client.

These policies and procedures apply when a client has implicitly or expressly granted us the authority to vote proxies on his behalf. In most cases, the investment management agreement expressly provides that we have the power to vote proxies. When the client has entrusted the firm with full discretionary authority over his account, the grant of discretionary authority implicitly includes the authority to vote proxies.

Risks. In developing these policies and procedures, we considered numerous risks associated with the proxy-voting process. This analysis includes risks such as:

Proxies may not be identified and processed in a timely manner;

Proxies may not be voted in the best interest of clients;

Conflicts of interest between our firm and a client may not be identified or resolved appropriately;

Third-party proxy-voting services may not vote proxies according to our instructions; and

Proxy-voting records, client requests for proxy-voting information, and our responses to such requests may not be properly maintained.

We have established the following guidelines to mitigate these risks.

General Principles. We vote proxies with respect to securities held in a client account in the manner that we believe to be in the best interest of the client. Unless otherwise instructed by a client, we believe that the maximization of the value of client investments constitutes the best interest of the client.

Use of Proxy-Voting Service. Broadridge Financial Solutions, Inc., an independent and unaffiliated proxy-voting service, votes the vast majority of proxies that we receive using ProxyEdge, an electronic voting platform. ProxyEdge also retains a record of each proxy voted. Through Broadridge, we have engaged Egan-Jones Proxy Services to recommend the manner in which proxies should be voted. Egan-Jones represents itself as a neutral third party that issues recommendations based on its own internal guidelines. Egan-Jones states that its guidelines are designed to maximize returns for investment managers by voting in a manner that generally supports management while seeking to limit the risk to investors to the greatest extent possible. According to Egan-Jones, the guidelines are aimed at helping our firm to fulfill its fiduciary duty to vote proxies independently, while recognizing that our main goal is to enhance returns and that we select issuers with whose management and boards of directors we are generally comfortable.

In rare instances, we may instruct Broadridge to vote client proxies other than as Egan-Jones recommends. Accordingly, our policies with respect to certain specific types of voting decisions are set forth below. When we perceive it to be in the best interest of a client, we will deviate from the general approaches summarized below. In most cases, a security for which proxies are being sought is held in more than one client account. In those circumstances, we typically vote all client proxies in the same manner. However, if client objectives differ or our portfolio managers reach different conclusions as to the advisability of a particular proposal, we may not exercise our voting authority uniformly across client accounts.

Routine Proposals (Generally Vote with Management). In routine matters, we generally vote in the manner recommended by management of the issuer. We believe that management is usually in the best position to evaluate routine proposals. However, we will not follow a management recommendation if, in our judgment, circumstances suggest that the vote recommended by management will not maximize the value of the investment of a client. Examples of circumstances that may lead us to vote against the recommendation of management, even in a routine matter, are noted below.

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Election of Directors. We may vote against the recommended slate of directors in circumstances such as contested elections, the poor performance of a nominee, or when the election of management nominees appears likely to compromise the independent judgment of the board of directors.

Selection of Independent Auditors. We may vote against management when a change in auditors is based upon a disagreement over accounting policy or when non-audit fees constitute a disproportionately large portion of the fees paid to the recommended auditor.

Reincorporation. We may vote against management if the reincorporation results in a move to a jurisdiction with fewer legal protections for shareholders or with anti-takeover statutes that may adversely affect share value by discouraging potential acquirers.

Stock Splits. We generally vote against management proposals to increase the number of authorized common shares in connection with a proposed stock split if the proposal results in an increase of the number of authorized but unissued shares.

Director Indemnification. Although we generally view director indemnification as a routine matter in which the judgment of management may be respected, considering the need to recruit qualified directors, we may vote against proposed indemnification provisions in circumstances in which the proposed indemnification is overly broad.

Equity-Based Compensation Plans (Case-by-Case Consideration). We generally support equity compensation plans that are reasonably designed to align the interests of employees and executives with those of shareholders. However, we may oppose an equity-based compensation plan if, among other things, it would cause excessive dilution of existing shareholders or would be likely to provide compensation in excess of that required to recruit and retain qualified employees and executives.

Corporate Structure, Shareholder Rights, and Anti-Takeover Measures (Generally Vote Against Anti-Takeover Measures; Evaluate Other Measures on a Case-by-Case Basis). We believe that the interest of a client in an equity investment is generally maximized when an issuer does not adopt measures that have the effect of discouraging potential acquirers. We therefore generally vote against proposals that would tend to discourage potential acquirers. However, we recognize that some measures, such as authorizing additional stock, may maximize shareholder value for business purposes unrelated to any anti-takeover effect, and we support these measures on a case-by-case basis.

We generally vote in favor of proposed actions, such as the authorization of blank-check preferred stock, an increase in authorized stock, and stock repurchases, if we believe that the actions are likely to achieve a worthwhile business purpose apart from discouraging potential acquirers. In addition, we generally vote in favor of proposed actions that tend to increase the power of minority shareholders, such as implementing cumulative voting, removing super-majority voting requirements, removing barriers to shareholder action (such as bylaws or charter provisions that limit the right of shareholders to call a special meeting or to act by written consent), and requiring that poison-pill and shareholder rights plans be subject to a shareholder vote.

We generally vote against proposed actions that tend to discourage potential acquirers without achieving other business objectives, such as implementing a staggered board or implementing a poison-pill plan or another shareholder rights plan.

Social Policy Issues (Generally Vote with Management). We generally vote with management on issues that primarily concern social or ethical considerations, such as shareholder proposals to disclose or amend certain business practices. Because our interest in investments is primarily economic, we rely on management to evaluate issues that primarily raise social or ethical considerations.

General Procedures. Our procedures are designed with two primary objectives. First, the procedures are designed to ensure that any material conflicts of interest raised by a particular proxy are identified and that the proxy in question is voted in the best interest of the client. Second, the procedures are designed to ensure that we produce and retain proxy-voting records as required by the rules under the Advisers Act and the Investment Company Act of 1940.

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All proxy materials that we receive are forwarded to the proxy administrator, who is responsible for the following tasks:

The proxy administrator maintains files containing (1) each proxy statement received regarding client securities, (2) any document created by a supervised person that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision, and (3) in accordance with rule 204-2(c)(2) under the Advisers Act, all written requests from clients regarding the voting of proxies on behalf of the client and any written response to these requests.

The proxy administrator is responsible for ensuring that all proxy materials are voted in a timely manner. On core holdings, the proxy administrator notifies the portfolio managers of any Egan-Jones recommendations that are made against management. The portfolio managers then review these proposals and decide how to vote. The proxy administrator casts the vote accordingly and maintains the supporting documents in a binder.

Rule 206(4)-6 under the Advisers Act requires us, upon request by a client, to provide the client with information regarding how we voted proxies with respect to securities held in the account of the client and a copy of these proxy-voting policies and procedures. The chief compliance officer is responsible for ensuring that all such information is provided to clients upon their request.

Conflicts of Interest. Because we use Broadridge to vote most client proxies based on the recommendations of Egan-Jones, it is unlikely that a conflict of interest will arise. If a matter to be voted upon involves a potential conflict of interest, our president consults with our chief compliance officer prior to contacting the client to describe the conflict presented. Once the client has been consulted, the proxy administrator requests Broadridge to vote the proxy in accordance with the instructions of the client.

Reporting of Proxies Voted on Behalf of the Fund. On an annual basis, we provide to Forum Funds information relating to the proxies voted on behalf of the Fund that is necessary for Forum Funds to file its annual report of proxy-voting records on Form N-PX.

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